AVALON
GLOBOCARE CORP.

Corporate Presentation

April 2019

www.avalon-globocare.com
Nasdaq: AVCO

Forward-Looking Statements

Certain statements contained in this presentation may constitute "forward-looking statements", which provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the Securities and Exchange Commission located at their website (http://www.sec.gov). In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

Corporate Overview

- Founded in 2016, Avalon GloboCare Corp. (Nasdaq: AVCO) is a leading **cell-based technology** company headquartered in New Jersey, USA
- Innovative and transformative cellular technology platforms focusing on **exosome diagnostics** ("liquid biopsy"), **regenerative therapeutics**, & **cellular immunotherapy**
- Strong proprietary **core technologies** and **intellectual properties** addressing multi-billion dollar, unmet medical niche markets worldwide
- Seamless **integration of verticals** to accelerate product development and commercialization
- Subsidiary and joint venture structure contribute to investor flexibility & R&D focus

Avalon Timeline & Milestones


2018
2017
2016
Q4
Q3
Q2
Q1
Q4
Q3
Q2
Q1
Q4
Incorporated Avalon Healthcare System Inc. in Delaware, USA
Reverse merger to establish Avalon GloboCare Corp.; publicly listed in U.S. OTCQB (ticker: AVCO)
Established wholly foreign owned enterprise (WOFE) as subsidiary in China
Worldwide headquarters in Freehold, New Jersey. Established SPV: Avalon RT9 Properties, LLC
Established JV/subsidiary Genexosome Technologies Inc. (incorporated in the State of Nevada, USA)
Commenced operation of subsidiary Genexosome Technologies (GT) in Ohio, USA
Established wholly owned subsidiary "AVACTIS Biosciences" to commence and consolidate cellular technology & therapeutic resources
Initiated co-development & exosome technology standardization at Weill Cornell Medicine
Established cGMP, FACT-compliant bio-manufacturing & bio-banking site in Nanjing, China ("Epicon Biotech")
Uplisted to NASDAQ Capital Market (Nasdaq: AVCO)
Established joint venture with Arbele Corp.; co-development of next-generation CAR-T therapy
Patent filings: AVA 101 (CAR-T), miR-185 for Oral Cancer (Exosome)

Senior Management Team

Daniel Lu
Co-founder, Chairman of the Board
Chairman of Lu Daopei Medical Group

David Jin, M.D., Ph.D.
Co-founder, CEO, President, BoD
Co-CEO, Genexosome Technologies
U.S. Licensed Physician; Former Professor at Weill Cornell Medical College & New York-Presbyterian Hospital; Senior Clinician-Scientist at Ansary Stem Cell Institute; Former CMO of BioTime Inc (NYSE: BTX) and its subsidiaries

Meng Li
Co-founder, COO, BoD
Former WPP Group's company executive

Luisa Ingargiola, CFA
CFO, Former CFO and BoD of several U.S. Public companies

Professor Daopei Lu, M.D.
Scientific Founder

Team of Our Subsidiaries

Yu Zhou, M.D., Ph.D.
Co-Founder, Co-CEO
Genexosome Technologies Inc.

Steven Sukel, J.D.
Managing Director
Avalon RT9 Properties, LLC

Lucy Lu
President
Nanjing Epicon Biotech Co. Ltd.

Our executive staff offer over 50 years of collective industry experience and knowledge in biotech development and healthcare management

Board of Directors


AVALON
GLOBOCARE CORP

Daniel Lu *Chairman of the Board*	*--- Healthcare Management Leadership*
Congressman Billy Tauzin *Director; Former U.S. Congressman; Former President of PhRMA*	*--- Government Relations & Lobbying, Biotech/Pharma Leadership*
David Jin, M.D., Ph.D. *Director, CEO, President*	*--- Biotech Expertise, Academic-Industry Liaison*
Tevi Troy, Ph.D. *Director; Chairman of Nomination/Governance Committees* *Former Deputy Director of U.S. Human Health Services*	*--- Regulatory /HHS Expertise*
Yancen Lu *Director, Chairman of Compensation Committee* *Founder and Managing Director, Puget SoundVest Group*	*--- Bio-investment / Healthcare Market Expertise*
Steven Sanders, J.D. *Director, Co-Chair of Compensation Committee* *Founder of Ortoli Rosenstadt Law Firm, NYC*	*--- Legal / M&A Expertise*
William Stilley *Director, Chairman of Audit Committee* *CEO, Adial Pharmaceuticals (NASDAQ: ADIL)*	*--- Wall Street Financial Expertise, Senior Pharma Executive; Clinical, M&A, Licencing Expertise*

Our Scientific Founder: Professor Daopei Lu, M.D.

- Co-founded National Bone Marrow & Cord Blood Registry in China
- Founded the China Bone Marrow Donor Program
- "Father of Hematopoietic Stem Cell Transplant" in China
- Member of Chinese Academy of Engineering
- CIBMTR "Distinguished Life Contribution Award" 2016







Our Clinical Bases in China

Lu Daopei Hospital Network

- Beijing Lu Daopei Hospital
- Hebei Yanda Lu Daopei Hospital
- Hubei Provincial Stem Cell Bank, Wuhan Biolake
- Lu Daopei Medical Group
- Lu Daopei Hematology Research Institute, Beijing
- Over 100 affiliated hospital network (Hematopathology, FACS, FISH, Immunophenotyping, Genomics/Proteomics)
- Performed >700 cases of bone marrow transplant in 2018
- Completed >500 cases of CAR-T clinical trial as of Jan 31, 2019
- Currently ranked No.1 in hematology and bone marrow transplant service in China.



燕达陆道培医院
YANDA LU DAOPEI HOSPITAL
北京陆道培医院
BEIJING LU DAOPEI HOSPITAL

Our Scientific & Clinical Advisory Board

James Gajewski, M.D.	*--- Head of Advisory Board; Former MD Anderson Medical Director*
Shahin Rafii, M.D.*	*--- Weill Cornell; Director of Ansary Stem Cell Institute, HHMI*
Yen-Michael Hsu, M.D., Ph.D.*	*--- Weill Cornell; Director of cGMP Cell Engineering Facility; FACT Chief Inspector*
Wenchun Qu, M.D., Ph.D.	*--- Mayo Clinic; Head of Regenerative Rehab Medicine*
Peihua Peggy Lu, M.D.	*--- Executive President, Lu Daopei Hospital*
Xin Lin, Ph.D.	*--- Tsinghuua University; School of Medicine and Institute for Immunology*

* With contractual collaborations

Headquarters / Administrative Office


4400
AVALON

Worldwide Headquarters:
Avalon Executive Center

4400 Route 9 South Suite 3100
Freehold, New Jersey, USA



Operating Laboratories

- Weill Cornell Medicine, USA
- Co-development program with cGMP Cell Engineering Facility (Dr. Yen-Michael Hsu)
- Standardization of human stem cell derived exosomes bio-production

- Beijing Lu Daopei Hospital, China
- Exosome isolation kits manufacturing
- Exosome preparation QC/QA
- Clinical specimen collection, processing, and analysis for exosome-based liquid biopsy (oral cancer, leukemia, NASH, colon cancer)

- Nanjing BenQ Hospital, China
- Nanjing Epicon Biotech: JV between Avalon GloboCare & Nanjing Unicorn
- GMP bio-processing, bio-production of stem cells & CAR-T/immunotherapy
- Exosome bio-banking (aqueous humor exosomes)

Paradigm Shifts in Medicine

Diagnostics

Biochemical Tests → Genomics, Proteomics, Metabolomics

Tissue Biopsy → **Liquid Biopsy**

ctDNA, cfDNA, CTC,

Exosomes

Therapeutics

Pharmaceuticals → **Cellular Therapeutics**

Regenerative Medicine: Stem / Progenitor Cells

Cellular Immunotherapy: CAR-T, CAR-NK, DC, CIK,....etc.

Shaping the basis of our technology focus

Overview of Exosomes (Extracellular Vesicles)



The Nobel Prize in Physiology or Medicine 2013





Exosomes – Nano-sized Molecular Shuttles


TEM
50 nm

Li Chen *et al.*, *Hepatology*. 2014 Mar;59(3):1118-29.

- Nano-vesicles, 50-150nm ⌀
- Have a common set of membrane and cytosolic proteins
- Contain cell-type specific protein, mRNA, and miRs
- Role in transfer of RNA and protein for cell-cell interactions and signaling

- Present in biological fluids, including blood, urine and saliva
- Circulating exosomes are readily accessible and are rich sources of biomarkers that have the potential for assessing organ diseases


Cell
Cell
Exosomes
Blood vessel

Overview of Exosomes (Extracellular Vesicles)



Microvesicles (100nm-1μm)
Endocytosis
Recycling of Proteins
Early Endosome
MVB
Late Endosome/ MVB
Lysosome
Nucleus
Lysosomal Degradation
Exosomes (30-100nm)
Integrins
Tetraspanins (CD9, CD63, CD81, CD82)
Lipid Rafts (Sphingolipids, Cholesterol, Ceramide, Flotillins)
DNA
vRNAs
miRNAs
mRNAs
MHC I
MHC II
Immuno-regulatory Molecules
CD86
Galectin 9
Signaling Proteins
EGFR, HIF-1α, CDC42, PI3K, ARF1, β-Catenin
Enzymes
GAPDH, PK, ATPase, PGK, Enolase
MVB making proteins
Alix, Tsg101, Clatharin, Ubiquitin
Annexins
Rab(s)
Membrane Trafficking
Chaperones
HSP70, HSP90, HSP60, HSC70
Cytoskeletal Proteins
Actin, Tubulin, Cofilin, Profilin, Myocin, Vimentin Fibronectin, Mecsin Keratins, Talin

- Exosomal biomarkers as disease-associated **diagnostics: "Liquid Biopsy"**
- Stem cell-derived exosomes as **regenerative therapeutics**
- Engineered exosomes as novel carrier for targeted therapeutics

Liquid Biopsy

Exosomes for personalized medicine



Liquid biopsy
Exosome isolation
Exosome analysis
Disease biology
Medical assessment

What does a liquid biopsy look for?



CTCs
ctDNA
cfDNA
Exosomes

1. Tumor sheds cancer cells into blood (**circulating tumor cells**)
2. Tumor sheds bits of cancer's genetic material into blood (**circulating tumor DNA**)
3. Parts of cancer cells get pinched off and travel into blood (**exosomes**)

Cellular Therapeutics / CAR-T: Investment by Big Pharmas

Novartis receives first ever FDA approval for a CAR-T cell therapy, Kymriah(TM) (CTL019), for children and young adults with B-cell ALL that is refractory or has relapsed at least twice

Aug 30 2017

Gilead to buy Kite Pharma in $11.9 billion deal

FDA approves Yescarta from Gilead's Kite

BY DAVID SALAZAR October 19, 2017

Australian TGA Approves Novartis' Kymriah® CAR-T Therapy for Two Blood Cancers

December 31, 2018 By Cade Hildreth (CEO) — Leave a Comment

THE WALL STREET JOURNAL. Jan 22, 2018

BUSINESS

Celgene to Buy Juno Therapeutics for $9 Billion

The New York Times

DealBook / Business & Policy

Bristol-Myers to Acquire Celgene in Deal Worth $74 Billion

Jan. 3, 2019

Registered Cellular Therapy: U.S. Versus China


USA
2000
1500
1000
500
0
# of Studies
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Years
*
Source: www.clinicaltrials.gov
China
500
400
300
200
100
0
# of Studies
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Years
*
Source: www.clinicaltrials.gov

* Data up to August 2017

AVALON GLOBOCARE CORP.

Avalon Ecosystem: Subsidiaries & Joint Ventures

Avalon believes the future of medicine will evolve toward cell-based therapeutics and diagnostics.

AVALON EXOSOME TECHNOLOGY

GENEXOSOME Technologies

AVALON CELLULAR THERAPEUTICS

AVACTIS BIOSCIENCES

AVALON HEALTHCARE FACILITY

SPV: **Avalon RT9 Properties**, LLC

AVALON GMP FACILITY

JV: **Nanjing Epicon Biotech**, Co. Ltd.

Subsidiaries/JV Structure Adds Flexibility & Focus



Avalon's Success
Subsidiaries/JV are functional or therapeutic area focused
Focused research and development
Focused deal-making
Fundraising and investor flexibility

Avalon Subsidiaries: Genexosome Technologies (GT)

GENEXOSOME Technologies

Avalon-GT Exosome Isolation System

Avalon-GT Exosome Isolation System
A Single Proprietary Core Technology Platform which is:
Versatile, Highly Scalable, Enhanced Purity

Advantages Over Traditional Ultra-Centrifugation (UC) Methodology

- Fast turn-around time (within minutes) vs. traditional UC (1-2 days)
- High purification rate of exosomes; higher purity than competition
- Proprietary ultra-filtration mechanism; least harmful to exosome products
- Highly scalable volume of ultra-filtration concentrators available:
  - Isolate exosomes from microliters of blood, serum, saliva, urine → **Diagnostics "Liquid Biopsy"**
  - Isolate exosomes from large-volume of stem cell culture media → **Regenerative Therapeutics**

Avalon-GT's Operational / Commercial Program

1

Exosome Isolation System as Research Tool

(Ready for Commercialization)

2

"Liquid Biopsy" to Identify Disease-Specific Exosomal Biomarkers

(Accademia-Industry Co-Development Programs)

3

Clinical-Grade Stem Cell Derived Exosome Bio-production for Regenerative Applications

(In-House Development; Industry-Industry Co-Development)

Avalon-GT's Operational Program 1

1

Exosome Isolation System as Research Tool

(Ready for Commercialization)

In commercialization stage

Near Term:

- Scale up manufacturing and increase distributorship



GET™ Exosome Isolation Kit
for Serum/Plasma
STORE AT R.T.
GENEXOSOME

GET™ "ONE Drop" Exosome Isolation Kit (for Serum/Plasma)

GET™ Exosome Isolation Kit (for Cell Culture Medium)

GET™ Exosome Isolation Kit (for Stem Cell)

Avalon-GT's Operational Program 2

2

"Liquid Biopsy" to Identify Disease-Specific Exosomal Biomarkers

(Accademia-Industry Co-Development Programs)

Criteria

- Unmet medical need with global market value >$1B
- Prestigious clinical partners with authoritative Pis
- Abundant bio-specimens & patient population
- Opportunities for high-impact IPs & Publications
- Preferably as "Companion Diagnostics" development

Avalon-GT's Operational Program 2

2

"Liquid Biopsy" to Identify Disease-Specific Exosomal Biomarkers

(Accademia-Industry Co-Development Programs)

Current Clinical Programs	Novel Exosomal Biomarker	Clinical Partners	Pub.	IP
Oral Cancer	✓	Weill Cornell Beijing Stomatology Hospital	✓	China PCT ✓
N A S H*	✓	Weill Cornell, NYPH, UCSD Beijing Friendship Hospital		Pending ✓
Leukemia MRD**	✓	Weill Cornell, NYPH Lu Daopei Hospital		
Colorectal Cancer	✓	Weill Cornell, NYPH Arbele Ltd.		
Macular Degeneration	✓	Nanjing BenQ Hospital, GT Aqueous Humor Biobank, Jiangsu Provincial People's Hospital		

* Nonalcoholic Steatohepatitis ** Minimal Residual Disease

AVALON GLOBOCARE CORP.

Avalon-GT's Operational Program 2

Avalon-GT Diagnostic Product Development Pipeline
Exosome-Based Liquid Biopsy

Indication	Research	Development	Clinical Validation	Commercialization
Oral Cancer	Exosomal Biomarker identified: miR-185		Completion By 2019 Q4	Expectation: 2020 Q2 China 2020 Q4 USA
N A S H	Exosomal Biomarker identified	Multiple clinical sites in US & China	Initiation by 2019 Q2	
Leukemia MRD	Exosomal Biomarker identified	Co-development with Weill Cornell & LDP Hospital	Initiation by 2019 Q2	
Colorectal CA	Exosomal Biomarker identified	Co-development with Arbele	Initiation by 2019 Q2	
Macular Degen.	Exosomal Biomarker identified	As part of aqueous humor bio-bank (Nanjing Epicon)	Initiation by 2019 Q3	

AVALON GLOBOCARE CORP.

Avalon-GT's Liquid Biopsy Program - Oral Cancer

Liquid Biopsy (Exosome Diagnostics)




Oral Leukoplakia → ***Oral Cancer***

(pre-cancerous state) (malignant)



Relative level of saliva-based exosomal miR-185 (cancer suppressor)

Avalon-GT's Liquid Biopsy Program - Oral Cancer

Liquid Biopsy (Exosome Diagnostics)




Oral Leukoplakia* → *Oral Cancer

(pre-cancerous state) (malignant)



Relative level of saliva-based exosomal miR-185 (cancer suppressor)

Exosome Theuraputics

bio-engineered MSC stem cells over-expressing miR-185

"bio-factory" for exosomal miR-185



exosomes carrying miR-185

exosomes isolation

apply to oral leukoplakia group

apply to oral cancer group

Results: Exosomal miR-185 deters progression of oral leukoplakia to oral cancer, as well as reversal of oral cancer*

AVA-201
(MSC-Exo-miR185)

* manuscripts submitted; publication pending

Avalon-GT's Program - Oral Cancer

Nasdaq

AVA-201
(MSC-Exo-miR185)

Avalon GloboCare and its Subsidiary Genexosome Technologies Announce Discovery and Development of World's First Saliva-Based Exosomal Biomarker "miR-185" as Dual Diagnostic and Therapeutic Target for Oral Cancer

28-01-2019

Study Accepted as Poster Presentation at the 8th Annual Meeting of the International Society for Extracellular Vesicles (ISEV 2019)

Publication of PCT Patent Application Covering a Method for Preventing and Treating Oral Cancer with Extracellular Vesicles (Exosomes) Carrying miR-185

Avalon-GT's Exosome Therapeutic Pipeline

Program	Pre-clinical	Design control / IND enabling	Clinical Development: Safety	Clinical Development: Efficacy	Clinical Development: Pivotal	Regulatory Pathway
AVA-201 (MSC-Exo-miR185)	Oral Leukoplakia, Oral Cancer		Initiation by 2019 Q2			US FDA & China FDA
AVA-202 (Angiogenic Exosome)	Ischemic / Vascular Diseases	Initiation by 2019 Q2				US FDA & China FDA
AVA-203 (MSC-Exosome)	Liver / Lung Fibrosis	Initiation by 2019 Q2				US FDA & China FDA

Avalon-GT's Operational Program 3

3

Clinical-Grade Stem Cell Derived Exosome Bio-production for Regenerative Applications

(In-House Development; Industry-Industry Co-Development)

Standardization/ Accreditation:

Completion of standardization SOP by end of 2019 Q1;
Initiation of strategic product co-development; Acceleration of commercialization

Standardization Strategic Partnership

- Weill Cornell Medicine
- New York-Presbyterian Hospital
- cGMP Cell Engineering Facility

Clinical-Grade, Stem Cell-Derived Exosomes from:

- Mesenchymal Stem Cell (MSC)
- Endothelial Progenitor Cell (EPC)
- Hematopoietic Stem Cell (HPSC)
- Endothelial Cell (EC, HUVEC)
- Other Cell Types

Stem Cell Exosome Products Strategic Partnership

Personal Care / Topical

- Hair Restoration
- Cosmeceuticals/Skincare
- Anti-Scar
- Anti-Wrinkle
- Diabetic Foot Ulcer
- Decubitus Ulcer
- Wound Care Products

IV / Injectables

- Anti-Fibrosis (Liver, Lung)

Avalon Subsidiary: Avactis Biosciences

AVACTIS
BIOSCIENCES

- AVACTIS acronym: AVAlon Cellular Therapy Integrated System
- A wholly owned subsidiary of Avalon GloboCare Corp.
- Avactis Biosciences is dedicated to integrate and optimize global scientific and clinical resources in cellular therapy, including stem cells and re-engineered T/NK cells.
- State & date of incorporation: Nevada, July 2018

Avalon/Avactis – Arbele Joint Venture

AP

AP NEWS

Top Stories Topics Video Listen

Avalon GloboCare Establishes Joint Venture with Arbele Limited to Co-develop Next-Generation Multi-Targeted CAR-T Cellular Immunotherapy

Avalon GloboCare Corp. January 3, 2019


ARBELE
Arbele Corp., Seattle


HKSTP
Arbele Limited, Hong Kong Science & Technology Park

Avalon/Avactis Business Focus: Cellular Therapeutics

Novartis receives first ever FDA approval for a CAR-T cell therapy, Kymriah(TM) (CTL019), for children and young adults with B-cell ALL that is refractory or has relapsed at least twice

Aug 30, 2017

DEALS AND IPOS

Gilead to buy Kite Pharma in $11.9 billion deal

FDA approves Yescarta from Gilead's Kite

BY **DAVID SALAZAR** October 19, 2017

Problems with first generation CAR-T technology:

- *Single target*
- *Viral vector (limited package capacity)*
- *Cytokine release syndrome (CRS)*
- *Neurotoxicity*

Avalon/Avactis – Arbele Joint Venture

Avalon GloboCare Announces Filing of Provisional Patent Applications for AVA-101, a Novel Transposon-Based, Multi-Targeted CAR-T Therapy

AVA-101 designed to enhance efficacy and overcome safety challenges of current CAR-T immune-oncology therapeutics

AVA-101 represents a first-in-class transposon-based Chimeric Antigen Receptor (CAR) system targeting both CD19 and CD22 on tumor cells, enabling a flexible, combinational and cost-effective cancer immunotherapy

PR on January 26, 2019

Avalon's next generation CAR-T technology:

- *Multiple targets (increased efficacy)*
- *Applicable in multiple cell types: CAR-T, CAR-NK, universal CAR-T/-NK*
- *Transposon-engineered, non-viral vector (expanded package)*
- *"Safety-switch" control mechanism; reduced cytokine release syndrome & neurotoxicity*
- *Faster bio-production*
- *Strong intellectual properties*

Avalon/Avactis Cellular Therapy Platform

Avalon Integrates Key Verticals for Successful Cellular Therapy Program

UPSTREAM	MIDSTREAM	DOWNSTREAM
• Proprietary CAR constructs • Novel, proprietary therapeutic targets • Non-viral vector; transposon technology • "Safety-switch" mechanism • Multiple therapeutic targets • ***JV: AVAR BioTherapeutics*** *(incorporation in progress)*	• Fast turn-around time • Efficient cell expansion • Standardization in bio-production process • cGMP, FACT • Stringent QC/QA • Logistic cold-chain • ***JV: Epicon Biotech (GMP facility in Nanjing)***	• Clinical protocol, IRB • Experienced clinical team • Leukapheresis • Lymphodepletion chemo • Bridging to transplants • CAR-T/-NK Biobanks • ***Clinical base: Lu Daopei Hospital (performed over 500 cases of CAR-T therapies)***

Avalon/Avactis Cellular Therapy Platform

Joint Venture Between Avalon/Avactis and Arbele Limited

For ***Hematologic Malignancies***

- Design and bio-production of non-viral vector (transposon-based) transduced CAR-T immunotherapy for B-ALL, Lymphoma, and Multiple Myeloma
- Targets: CD19, CD22, CD123, Dual CAR
- Co-owned intellectual properties
- This project will subsequently move on to clinical trial(s) at Hebei Yanda Lu Daopei Hospital and Beijing Lu Daopei Hospital after target validation processes

For ***Solid Tumors***

- Design and bio-production of non-viral vector (transposon-based) transduced CAR-T immunotherapy for Gastric, Lung, and Liver cancers
- Target: Human Cadherin 17 and others
- This project will subsequently move on to clinical trial(s) at Avactis' affiliated cancer centers in US and China

Avalon Therapeutic Pipeline

Program	Pre-clinical	Design control / IND enabling	Clinical Development			Regulatory Pathway
			Safety	Efficacy	Pivotal	
AVA-101 (CD19xCD22 CAR-T)	B-ALL, NHL	Initiation by 2019 Q2	Initiation by 2020 Q1			US FDA & China FDA

AVALON GLOBOCARE CORP.

Avalon Therapeutic Pipeline

Program	Pre-clinical	Design control / IND enabling	Clinical Development: Safety	Clinical Development: Efficacy	Clinical Development: Pivotal	Regulatory Pathway
AVA-101 (CD19xCD22 CAR-T)	B-ALL, NHL	Initiation by 2019 Q2	Initiation by 2020 Q1			US FDA & China FDA
AVA-201 (MSC-Exo-miR185)	Oral Leukoplakia, Oral Cancer		Initiation by 2019 Q2			US FDA & China FDA
AVA-202 (Angiogenic Exosome)	Ischemic / Vascular Diseases	Initiation by 2019 Q2				US FDA & China FDA
AVA-203 (MSC-Exosome)	Liver / Lung Fibrosis	Initiation by 2019 Q2				US FDA & China FDA

Avalon's Near-Term Milestones & Investment Highlights: GT

- **Exosome isolation system / research tools (commercialization stage):**
  - 2019-Q1: Add commercial, academic, and R&D customers
  - 2019-Q1: Add distribution partners (USA, China)
  - 2019-Q1: Scale up manufacturing (USA, China)
- **Bio-production of clinical-grade stem cell-derived exosomes:**
  - 2019-Q1: Complete standardization process (co-development with Weill Cornell)
  - 2019-Q1: IP Filings; publication of SOPs
  - 2019-Q2: Complete development of clinical-grade exosomes for regenerative products and therapeutics by partnering with pharma/biotech/personal care product companies, as well as in-house development
    SCOPE: hair growth, skincare, anti-scar, anti-wrinkle, diabetic/decubitus ulcer wound healing …etc
- **Exosome-based liquid biopsy:**
  - 2019-Q1: Complete exosomal miR-185 pilot studies (oral leukoplakia/oral cancer)
  - 2019-Q1: IP filings; submit publications
  - 2019-Q2: Presentation of pilot studies (oral leukoplakia/oral cancer) at 2019 ISEV conference
  - 2019-Q2: Initiate exosomal biomarker studies for NASH, Leukemia MRD, colorectal cancer
  - 2019-Q3: Initiate aqueous humor exosome biobank operation (at JV Nanjing Epicon GMP facility)
  - 2019-Q4: Complete exosomal miR-185 (oral leukoplakia/oral cancer) clinical development
    - Filing for China FDA/NMPA medical device registration
    - Filing US FDA 510(K) application

Avalon's Near-Term Milestones & Investment Highlights: Avactis

- 2019-Q1: Complete USPTO provisional patent filing of AVA-101 (a novel, transposon-based, bispecific (CD19 X CD22) CAR-T with "safety switch" control system); JV with Arbele Limited
- 2019-Q2: Disease model testing for AVA-101; complete validation testing
- 2019-Q3: Begin bio-production of AVA-101 CAR-T (at JV Nanjing Epicon GMP facility)
- 2019-Q3: Start principal investigator initiated first-in-human clinical study of AVA-101 (at Beijing Lu Daopei Hospital; PI: Dr. Peihua Lu); scope: B-ALL and lymphoma
- 2019-Q4: Submit PI-initiated clinical study data to CFDA
- 2019-Q4: Obtain regulatory approval to start AVA-101 multi-center Phase I/II clinical trials in China





AVALON

Equity Snapshot

Avalon GloboCare Corp.	
Exchange	NASDAQ: AVCO
Recent Stock Price*	$4.81
Shares Outstanding**	73,820,539
Market Capitalization	$355.1M
Average Volume*	62.6K
Float	19.5M shares
Insider Ownership	73.3%
Fiscal Year-End	December 31, 2018
Beta	.76

* As of April 16, 2019
** As of latest 10K March 26, 2019

AVALON
GLOBOCARE CORP.

Nasdaq: AVCO

Contact:
David Jin, MD, PhD
President & CEO
Email: david@avalon-globocare.com